FISCAL ADVISORY AGREEMENT

THIS AGREEMENT is dated effective as of the 23rd day of October, 2014.

BETWEEN:

CHARLES D. FLYNN, an individual with an address of 405 Kings Road London, UK SW100BB

(the “Advisor”)

OF THE FIRST PART

AND:

HOMELAND RESOURCES LTD., a company duly formed under the laws of Nevada, with its principal office at 3395 S. Jones Boulevard, Las Vegas, NV 89146

(the “Company”)

OF THE SECOND PART

WHEREAS:

A.            The Advisor has extensive contacts with investment advisors, investment banks and institutional investors in Europe and the Middle East (the “Regions”); and

B.            The Company wishes to retain the advisor to assist the Company in developing relationships with investment advisors, investment banks and institutional investors in the Regions.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the foregoing and of the agreements herein contained the parties have agreed and do hereby agree as follows:

1.                      The Company hereby engages the Advisor as its fiscal advisor for the Regions;

2.                      The engagement will be for an initial term of six (6) months but may be renewed by mutual agreement of the parties.

3.                      During the currency of this Agreement, the Advisor will use reasonably commercial efforts to introduce the Company to Investment Advisors, Investment Banks and Institutional Investors in the Regions with the objective of allowing the Company to develop relationships with his contacts and a profile in the investment community in the Regions (the “Services”);

4.                      In consideration of the Advisor entering into this Agreement to provide the Services, the Company shall issue to the Advisor, 250,000 common shares of the Company (the “Shares”);

5.                      The Advisor represents and warrants to the Company that he is not a “U.S. Person” as defined by Regulation S promulgated under the United States Securities Act of 1933 (the “Securities Act”) and is not acquiring the Shares for the account or benefit of a US Person.

6.                      The Advisor represents and warrants to the Company that he is not a resident of any Province of Canada.

7.                      The Advisor acknowledges, represents and warrants to the Company that he was not in the United States at the time the offer of the Shares was received and at the time of the Advisor’s decision to accept the Shares.

8.                      The Advisor acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Advisor in accordance with Regulation S of the Securities Act.

9.                      The Advisor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

10.                    The Advisor agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Advisor further agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

11.                    The Advisor acknowledges and agrees that all certificates representing the Shares will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

12.                    In addition to the issuance of the Shares to the Advisor, the Company agrees that, should financing be obtained as a result of the efforts of the Advisor from parties in the Regions, the Company will pay the Advisor a bonus equal to 10% of the net proceeds to the Company of such financing.   The Advisor shall have the option of receiving his bonus in cash or in securities of the Company at the same price at which the securities are being sold in such financing.

13.                    The Advisor shall not conduct activities in any jurisdiction that requires licensing or an exemption from licensing without first obtaining such licensing or establishing such exemption.

14.                    Nothing in this Agreement shall require the Company to pay a finder’s fee or commission to the Advisor in any jurisdiction where prohibited by law.

15.                    In performing his duties under the Agreement, the Advisor will not make any representations about the Company that are not in the Company’s public filings or news releases without the prior written consent of the Company.

16.                    The Advisor will at all times conduct himself in accordance with all applicable securities laws.

17.                    Time shall be of the essence of this Agreement.

18.                    Any notice to be given under this Agreement shall be duly and properly given if made in writing and by delivering or faxing the same to the addressee at the address as set out on page one of this Agreement.  Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if faxed, on the next business day after it was faxed.  Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

19.                    This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada.

20.                    The parties shall deliver to each other such further documentation and shall perform such further acts as and when the same may be required to carry out and give effect to the terms and intent of this Agreement.

21.                    This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, assigns and personal representatives.

22.                    This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

SIGNED, SEALED AND DELIVERED BY CHARLES D. FLYNN in the presence of:

Signature	CHARLES D. FLYNN

Name

Address

HOMELAND RESOURCES LTD.
a Nevada corporation by its authorized signatory:

_____________________________
DAVID ST. JAMES
Director